Second Quarter 2021 Investor Presentation August 3, 2021

We make forward-looking statements in this presentation that are subject to risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. In particular, it is difficult to fully assess the impact of COVID-19 at this time due to, among other factors, uncertainty regarding the severity and duration of the outbreak domestically and internationally and the effectiveness of federal, state and local governments’ efforts to contain the spread of COVID-19 and respond to its direct and indirect impact on the U.S. economy and economic activity. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for mortgage loans, MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between mortgage loans, MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on mortgage loans, Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and the uncertainty and economic impact of pandemics, epidemics or other public health emergencies, such as the COVID-19 pandemic. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1 Safe Harbor Statement

Lisa Meyer Chief Financial Officer & Treasurer Jennifer W. Murphy Chief Executive Officer & President Greg Handler Chief Investment Officer 2 Sean Johnson Deputy Chief Investment Officer Second Quarter 2021 WMC Earnings Call Presenters

3 Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the world’s leading global fixed income managers, known for team management, proprietary research, robust risk management and a long-term fundamental value approach • AUM of $491.3 billion(1) ◦ AUM of the Mortgage and Consumer Credit Group is $65.3 billion(1) ◦ Extensive mortgage and consumer credit investing track record • Publicly traded mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential and commercial mortgage markets • Completed Initial Public Offering in May 2012 Please refer to page 21 for footnote disclosures. Overview of Western Asset Mortgage Capital Corporation

4 Please refer to page 21 for footnote disclosures. During the second quarter we continued strengthening our balance sheet by favorably amending two key financing facilities, and improving liquidity. Our financial results were negatively impacted by a significant decline in fair value in one of our non-performing commercial loans. Second quarter financial results included the following: ▪ GAAP book value per share of $3.55 at June 30, 2021 ▪ Economic book value(4) per share of $3.28 at June 30, 2021. ▪ GAAP net loss of $40.2 million, or a net loss of $0.66 per basic and diluted share. ◦ Included in GAAP net loss is an unrealized loss of $48.7 million related to the decline in fair value of a $90 million non-performing commercial mezzanine loan. ▪ Distributable earnings(2) of $2.8 million, or $0.05 per basic and diluted share. ▪ Economic return(3) on GAAP book value was negative 15.5% for the quarter. ▪ 1.51% annualized net interest margin(5) on our investment portfolio. ▪ Recourse leverage was 2.5x at June 30, 2021. ▪ On June 22, 2021 we declared a second quarter common dividend of $0.06 per share. 0 Second Quarter Financial Results

5 The following are the Company's key financial metrics as of June 30, 2021; Share Price Market Cap (in MMs) June 30, 2021 GAAP Book Value Per Share March 31, 2021 GAAP Book Value Per Share Q2 Book Value Change June 30, 2021 Economic Book Value(4) March 31, 2021 Economic Book Value(4) Q2 Economic Book Value Change $3.25 $197.6 $3.55 $4.27 (16.9)% $3.28 $4.02 (18.4)% Price to GAAP Book Value Q2 Dividend Q2 Dividend Yield Q2 Economic Return(3) Recourse Leverage Net Interest Margin(5) 91.5% $0.06 7.4% (15.5)% 2.5x 1.51% Please refer to page 21 for footnote disclosures. Key Financial Metrics

Portfolio Summary ($ in thousands) June 30, 2021 No. of Investments Principal Balance Amortized Cost Fair Value Residential Whole Loans 2,041 $ 766,090 $ 783,665 $ 801,503 Commercial Loans 11 325,142 325,113 267,203 Non-Agency CMBS, including IOs 25 224,590 207,089 147,635 Agency and Non-Agency RMBS, including IOs 16 37,184 28,705 27,631 Securitized Commercial Loan(7) 2 1,600,136 1,477,023 1,595,077 Residential Bridge Loans(6) 19 9,319 9,320 8,450 Other Securities(8) 10 51,372 48,389 51,433 2,124 $ 3,013,833 $ 2,879,304 $ 2,898,932 58.8% 28.9% 3.9% 3.8%2.8% 1.0% 0.8% Retail and Entertainment Residential Hotel Nursing Home/Assisted Living Facilities Other Office Multifamily Property Type 6 55.0% 27.6% 9.2% 5.1%1.8% 1.0% 0.3% Securitized Commercial Loans Residential Whole-Loans Commercial Loans Non-Agency CMBS Other Securities Agency and Non-Agency RMBS Residential Bridge Loans Please refer to page 21 for footnote disclosures. Investment Portfolio Overview Investment Type

7 Overview ($ in thousands) June 30, 2021 Total number of loans 2,041 Principal $ 766,090 Fair value $ 801,503 Unrealized gain $ 17,838 Weighted average remaining term in years 27.0 Weighted average LTV 62.7 % Weighted average original FICO score(17) 742 Loan Performance Geographic Concentration 65.3% 25.2% 7.8%1.2% 0.5% West Northeast Southeast Southwest Midwest N um be r o f L oa ns 5 1,994 13 3 4 22 Loans in Forbearance Current 1-30 Days 31-60 Days 61-90 Days 90+ Days 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 Residential Whole Loans Please refer to page 21 for footnote disclosures.

8 Overview ($ in thousands) June 30, 2021 Number of loans held 11 Principal balance $ 325,142 Fair value $ 267,203 Unrealized loss $ 57,910 Percentage of floating rate loans 100.0 % Percentage of senior loans 87.8 % Number of performing loans 9 Weighted average extended life in years 1.8 Weighted average original LTV 65.1% 41.5% 27.9% 15.0% 12.2%3.4% Nursing Home/Assisted Living Facilities Hotel Retail Retail and Entertainment Center Apartment Complex Property Type Geographic Concentration 41.6% 21.7% 20.6% 16.1% Northeast Midwest Southeast West Unleveraged Weighted Average Effective Yield(18) 6.8% 6.5% 6.5% 6.6% 3.5% 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 0% 2% 4% 6% 8% 10% Commercial Loans

9 Overview ($ in thousands) June 30, 2021 Total number of investments 25 Principal $ 224,590 Fair value $ 147,635 Unrealized loss $ 59,454 Weighted average expected life in years 2.8 Weighted average original LTV 65.5% 81.7% 17.4%0.9% Non-Investment Grade Investment Grade D/Not Rated 1.1% 0.5% 8.8% 0.2% 9.5% 7.8% 8.8% 3.2% 11.9% 46.2% 2.0% 2006 2007 2011 2012 2014 2015 2016 2017 2018 2019 2020 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Ratings Category Vintage Vintage Year 26.8% 25.9% 20.5% 18.9% 7.9% Hotel Retail Other Office Multifamily Property Type Geographic Concentration 44.2% 24.8% 10.7% 10.2% 6.6%3.5% West Midwest Northeast Bahamas Southeast Southwest Non-Agency CMBS Investments

10 Overview June 30, 2021 Total number of investments 2 Principal $ 1,600,136 Fair value $ 1,595,077 Unrealized gain $ 118,054 Weighted average expected life in years 3.8 Weighted average yield 6.4 % Geographic Concentration 90.3% 3.6% 2.5% 1.9% 1.7% Midwest Northeast Southeast Southwest Puerto Rico Securitized Commercial Loan Portfolio Principal Amortized Cost Fair Value Property Type RETL 2019 - RVP $ 214,545 $ 214,603 $ 211,884 Retail CSMC Trust 2014 - USA 1,385,591 1,262,420 1,383,193 Retail and Entertainment Center $ 1,600,136 $ 1,477,023 $ 1,595,077 The Company had variable interests in two third party sponsored CMBS VIEs, RETL 2019-RVP and CSMC Trust 2014-USA. The Company determined that it was the primary beneficiary of these VIEs and was required to consolidate. The securitized commercial loans that serve as collateral for the securitized debt issued by these VIEs can only be used to settle the securitized debt. The following table represents the Company's economic exposure to these VIEs, which is limited to the fair value if its investments: Investments in CMBS VIEs Principal Amortized Cost Fair Value RETL 2019 - RVP - Class HRR $ 45,300 $ 45,300 $ 43,050 CSMC Trust 2014 - USA - Class F 14,900 13,857 11,375 $ 60,200 $ 59,157 $ 54,425 Securitized Commercial Loans ($ in thousands)

11 Please refer to page 21 for footnote disclosures. For Three Months Ended June 30, 2021 ($ in thousands - except per share data) Agency RMBS Non- Agency CMBS Non- Agency RMBS Residential Whole- Loans Residential Bridge Loans(6) Other Securities(8) Commercial Loans Securitized Commercial Loans(16) Total Interest income(12) $ 27 $ 4,344 334 $ 7,519 $ 487 $ 908 $ 3,199 $ 24,401 $ 41,219 Interest expense(13) (6) (1,047) (191) (8,693) (98) (293) (1,673) (22,603) (34,604) Net interest rate swap interest income(8) — 9 1 42 1 2 16 3 74 Miscellaneous interest income(14) — — — — 201 — — 201 Net interest income 21 3,306 144 (1,132) 390 818 1,542 1,801 6,890 Realized gain (loss) on investments — — — — (117) — — — (117) Unrealized gain (loss) on investments(15) (41) 699 14 (1,262) 261 2,942 (44,758) 41,230 (915) Securitized debt unrealized gain (loss) — — — — — — — (41,436) (41,436) Gain (loss) on derivative instruments, net — 7 2 45 1 32 17 3 107 Portfolio income (loss) $ (20) $ 4,012 $ 160 $ (2,349) $ 535 $ 3,792 $ (43,199) $ 1,598 $ (35,471) Portfolio income (loss) per share $ — $ 0.06 $ — $ (0.04) $ 0.01 $ 0.06 $ (0.71) $ 0.03 $ (0.59) Second Quarter Portfolio Income Attribution(11)

38.9% 29.4% 13.5% 9.5% 7.5%1.2% Commercial Loans Non-Agency CMBS Agency and Non-Agency RMBS Residential Whole-Loans Other Securities Residential Bridge Loans Portfolio Summary ($ in thousands) June 30, 2021 No. of Investments Principal Balance Amortized Cost Fair Value Residential Whole Loans 131 $ 63,693 $ 65,679 $ 65,124 Commercial Loans 11 325,142 325,113 267,203 Non-Agency CMBS, including IOs 27 284,790 266,246 202,060 Agency and Non-Agency RMBS, including IOs 26 77,710 69,231 92,425 Residential Bridge Loans 19 9,319 9,320 8,450 Other Securities 10 51,372 48,389 51,433 224 $ 812,026 $ 783,978 $ 686,695 27.2% 24.1% 16.6% 16.1% 11.9%4.1% Residential Retail and Entertainment Hotel Nursing Home/Assisted Living Facilities Other Office * Includes the value of the retained interest or acquired security of the VIEs (RETL 2019, CSMC USA, Arroyo 2019-2 and Arroyo 2020-1) held by the Company and excludes the asset and liabilities associated with each of consolidated trusts (RETL 2019, CSMC USA, Arroyo 2019-2 and Arroyo 2020-1). See page 24 for reconciliation to GAAP basis portfolio composition. 12 Investment Portfolio Overview (Unconsolidated)* Investment Type Property Type

Repurchase Agreement Financing June 30, 2021 Outstanding Borrowings Weighted Average Interest Rate Interest Rate Weighted Average Remaining Days to Maturity Short-Term Borrowings Agency RMBS $ 1,156 1.04% 60 Non-Agency CMBS 10,313 1.75% 12 Residential Whole Loans 28,512 2.90% 8 Residential Bridge Loans 6,801 2.68% 37 Commercial Loans 30,938 3.22% 78 Membership Interest 20,022 2.85% 34 Other Securities(8) 2,378 3.74% 19 Subtotal 100,120 2.85% 38 Long-Term Borrowings: Non-Agency CMBS 74,312 2.18% 253 Non-Agency RMBS 15,632 2.18% 309 Residential Whole Loans (9) 32,610 3.00% 97 Commercial Loans (9) 115,302 2.05% 119 Other Securities(8) 27,506 2.17% 309 Subtotal 265,362 2.22% 184 Repurchase agreements borrowings 365,482 2.39% 144 Less unamortized debt issuance costs 647 N/A N/A Repurchase agreements borrowings, net $ 364,835 2.39% 144 13 At June 30, 2021, the Company had borrowings under five master repurchase agreements. Of the $365.5 million in outstanding borrowings, $265.4 million of the borrowings are in long-term facilities with limited mark to market margin call exposure. Please refer to page 21 for footnote disclosures. Financing ($ in thousands)

Long-Term Financing Facilities Residential Whole Loan Financing Facility ▪ The Company's residential whole loan facility has an advance rate of 84% and has an interest rate of LIBOR plus 2.75%, with a LIBOR floor of 0.25%. The facility matures on October 5, 2021. As of June 30, 2021, approximately $63.4 million in non QM loans were financed in the facility with outstanding borrowings of $32.6 million. Commercial Whole Loan Facility • As of June 30, 2021, the Company had approximately $115.3 million in borrowings, with a weighted average interest rate of 2.05% under its commercial whole loan facility. The borrowing is secured by loans with an estimated fair market value of $165.8 million as of June 30, 2021. On May 5, 2021, we amended our Commercial Whole Loan Facility to, among other things, convert the term to a 12-month facility with up to a 12-month extension option, subject to the lender's consent. Non-Agency CMBS and Non-Agency RMBS Facility • The Company securities repurchase facility has limited mark to market margin requirements and at March 31, 2021 had an interest rate of three- month LIBOR plus 5.0% payable quarterly in arrears. On May 5, 2021, we amended our Non-Agency CMBS and Non-Agency RMBS financing facility to, among other things, extend the facility for an additional 12 months and reduce the interest rate. The amended facility has improved advance rates and bears interest at a rate of three-month LIBOR plus 2.00%. As of June 30, 2021, the outstanding balance under this facility was $117.5 million. Convertible Senior Unsecured Notes • As of June 30, 2021, the Company had $168.3 million aggregate principal amount of 6.75% convertible senior unsecured notes. The notes mature on October 1, 2022, unless earlier converted, redeemed or repurchased by the holders pursuant to their terms, and are not redeemable by the Company except during the final three months prior to maturity. The initial conversion rate was 83.1947 shares of common stock per $1,000 principal amount of notes and represented a conversion price of $12.02 per share of common stock. 14Please refer to page 21 for footnote disclosures. Financing (Continued)

Non-Recourse Financings Mortgage-Backed Notes The residential mortgage-backed notes issued by the Company for the Arroyo Trust 2019-2 and the Arroyo Trust 2020-1 securitizations can only be settled with the residential loans that serve as collateral for the securitized debt and are non-recourse to the Company. These notes are carried at amortized cost on the Company's Consolidated Balance Sheets. The Company retained the subordinate bonds, and these bonds had a fair market value of $37.5 million and $27.3 million, respectively, at June 30, 2021. The retained subordinate bonds for both securitizations are eliminated in consolidation. ▪ The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2019 securitization at June 30, 2021 (dollars in thousands): ▪ The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2020 securitization at June 30, 2021 (dollars in thousands): 15Please refer to page 21 for footnote disclosures. Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(10) Class A-1 $ 378,754 3.3% $ 378,751 4/25/2049 Class A-2 20,303 3.5% 20,302 4/25/2049 Class A-3 32,165 3.8% 32,164 4/25/2049 Class M-1 25,055 4.8% 25,055 4/25/2049 Subtotal 456,277 456,272 Less: Unamortized Deferred Financing Cost N/A 3,953 Total $ 456,277 $ 452,319 Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(10) Class A-1A $ 168,015 1.7% $ 168,010 3/25/2055 Class A-1B 19,937 2.1% 19,937 3/25/2055 Class A-2 13,518 2.9% 13,517 3/25/2055 Class A-3 17,963 3.3% 17,963 3/25/2055 Class M-1 11,739 4.3% 11,739 3/25/2055 Subtotal 231,172 231,166 Less: Unamortized Deferred Financing Costs N/A 2,277 Total $ 231,172 $ 228,889 Financing (Continued)

16 As of June 30, 2021, the Company had two consolidated commercial mortgage-backed variable interest entities that had an aggregate outstanding principal amount of $1.5 billion. The securitized debt of the trusts can only be settled with the collateral held by the trusts and is non-recourse to the Company. The Company holds an interest in certain subordinate bonds of the RETL 2019 and CMSC 2014 USA securitzations and these bonds had a fair market value of $43.1 million and $11.4 million, respectively, at June 30, 2021. The retained subordinate bonds for both securitizations are not reflected in the below tables because they are eliminated in consolidation. The following table summarizes RETL 2019 Trust's commercial mortgage pass-through certificates at June 30, 2021 (dollars in thousands): The following table summarizes CSMC 2014 USA's commercial mortgage pass-through certificates at June 30, 2021 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Class C $ 169,245 2.2% $ 168,816 3/15/2022 Class X-EXT (Interest Only) N/A 1.2% 17 3/15/2022 $ 169,245 $ 168,833 Classes Principal Balance Coupon Carrying Value Contractual Maturity Class A-1 $ 120,391 3.3% $ 127,207 9/11/2025 Class A-2 531,700 4.0% 573,062 9/11/2025 Class B 136,400 4.2% 141,766 9/11/2025 Class C 94,500 4.3% 93,844 9/11/2025 Class D 153,950 4.4% 142,388 9/11/2025 Class E 180,150 4.4% 161,368 9/11/2025 Class F 153,600 4.4% 117,265 9/11/2025 Class X-1 (Interest Only) N/A 0.5% 12,347 9/11/2025 Class X-2 (Interest Only) N/A —% 2,572 9/11/2025 $ 1,370,691 $ 1,371,819 Financing (Continued)

17 Economic • Global economy is recovering from pandemic-induced slowdown. • Fiscal and monetary policy is expected to remain supportive. • Pre-pandemic levels of global outlook should be restored - but will take time. • Global economic slack, debt burdens, labor market scarring, and small and mid-sized enterprises business disruption will take years to absorb. • Central bank policy rates are expected to be very low for very long. • Inflation, though elevated currently, should ultimately prove transitory. Cyclical vs. Secular • The near-term cyclical outlook is very strong. Longer-term, we expect the recovery and inflation rates will downshift. Investment implications • Reopening driven spread products are expected to outperform Treasury and Sovereign bonds. • Interest rates are expected to be broadly range-bound. Second Half 2021 Outlook

18 Residential and commercial credit sensitive mortgage sectors have continued to recover from the unprecedented underperformance from the onset of the Covid-19 pandemic. Recovery has been uneven, with sectors that have received direct Federal Reserve intervention, like Agency RMBS and CMBS, generally seeing more recovery than credit-oriented residential loans and securities that were also impacted by uncertainties impacting collateral performance. Looking forward, the Company expects to continue to focus investment in non-qualifying residential mortgages and mortgage credit. Mortgage Spreads Recovery Path

US Housing Market Fundamentals Appears on firm footing with tight supply and solid demand. 19

CMBS Delinquency 20

21 (1) As of June 30, 2021. (2) In the second quarter of 2021, the non–GAAP financial measure of Core Earnings was renamed Distributable Earnings. Distributable Earnings is a non-GAAP financial measure that is used by us to approximate cash yield or income associated with our portfolio and is defined as GAAP net income (loss) as adjusted, excluding, net realized gain (loss) on investments and termination of derivative contracts, net unrealized gain (loss) on investments and debt, net unrealized gain (loss) resulting from mark-to-market adjustments on derivative contracts, provision for income taxes, non-cash stock-based compensation expense, non-cash amortization of the convertible senior unsecured notes discount, one-time charges such as acquisition costs and impairment on loans and one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between us, our Manager and our Independent Directors and after approval by a majority of our independent directors. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Economic book value is a non-GAAP financial measure of our financial position on an unconsolidated basis. The Company owns certain securities that represent a controlling variable interest, which under GAAP requires consolidation; however, the Company's economic exposure to these variable interests is limited to the fair value of the individual investments. Economic book value is calculated by taking the GAAP book value and 1) adding the fair value of the retained interest or acquired security of the VIEs held by the Company and 2) the removing the asset and liabilities associated with each of consolidated trusts (RETL 2019, CSMC 2014 USA, Arroyo 2019-2 and Arroyo 2020-1). Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the actual financial interest of these investments irrespective of the variable interest consolidation model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies. (5) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the period. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (6) The bridge loans acquired prior to October 25, 2017 are carried at amortized costs, since we did not elect the fair value option for these loans. For the bridge loans acquired subsequent to October, 25, 2017, we elected the fair value option to be consistent with the accounting of other investments. Accordingly, the carrying amount of the bridge loans as of June 30, 2021 includes $7.5 million of residential bridge loans carried at fair value and $1.0 million of residential bridge loans carried at amortized costs. (7) At June 30, 2021, the Company held two Non-Agency CMBS securities with a total fair market value of a $54.4 million, which resulted in the consolidation of two variable interest entities. The Securitized Commercial loans value represents the estimated fair market value of two single loans within two variable interest entities. (8) Other investments include ABS and GSE Credit Risk Transfer securities. (9) Certain Residential Whole Loans and Commercial Loans were financed under two longer term repurchase agreements. These facilities automatically renew until such time as they are terminated or until certain conditions of default. The weighted average remaining maturity days was calculated using expected weighted life of the underlying collateral. (10) The subordinate notes were retained by the Company. (11) Non-GAAP measure which includes net interest margin (as defined in footnote 5) and realized and unrealized gains or losses in the portfolio. (12) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income. (13) Convertible senior notes interest expense has been allocated based on fair value of investments at June 30, 2021. (14) Includes miscellaneous fees and interest on cash investments. (15) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives. (16) The portfolio income attribution for securitized commercial loan is presented on a consolidated basis. (17) The original FICO score is not available for 211 loans with a principal balance of approximately $65.5 million at June 30, 2021. The Company has excluded these loans from the weighted average computation. (18) During Q2 2021, the CRE 3 mezzanine loan was placed in non-accrual status. As a result, the unleveraged weighted average effective yield decreased to 3.5% at June 30, 2021. Footnotes

22 Supplemental Information

23Please refer to page 21 for footnote disclosures. Amounts Per Share GAAP Book Value at March 31, 2021 $ 259,599 $ 4.27 Common dividend (3,649) (0.06) 255,950 4.21 Portfolio Income (Loss) Net interest margin 6,890 0.11 Realized gain (loss), net (66) — Unrealized gain (loss) on, net (42,295) (0.70) Net portfolio income (loss) (35,471) (0.59) Operating expenses (1,918) (0.03) General and administrative expenses, excluding equity based compensation (2,567) (0.04) Provision for taxes (101) — GAAP Book Value at June 30, 2021 $ 215,893 $ 3.55 Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned Deconsolidation of the VIEs' assets (2,385,216) (39.22) Deconsolidation of the VIEs' liabilities 2,249,589 36.99 Interest in securities of VIEs owned, at fair value 119,219 1.96 Economic Book(4) Value at June 30, 2021 $ 199,485 $ 3.28 Book Value Roll Forward ($ in thousands)

24 *Excludes consolidation of VIE Trusts required under GAAP Please refer to page 21 for footnote disclosures. Total Investment Portfolio ($ in thousands) June 30, 2021 Consolidated (As Reported) Investments of Consolidated VIEs Interest in securities of VIEs owned Unconsolidated (Non GAAP) Residential Whole Loans $ 801,503 $ (736,379) $ — $ 65,124 Commercial Loans 267,203 — — 267,203 Non-Agency CMBS, including IOs 147,635 — 54,425 202,060 Agency and Non-Agency RMBS, including IOs 27,631 — 64,794 92,425 Securitized Commercial Loan(7) 1,595,077 (1,595,077) — — Residential Bridge Loans(6) 8,450 — — 8,450 Other Securities(8) 51,433 — — 51,433 Total $ 2,898,932 $ (2,331,456) $ 119,219 $ 686,695 Adjusted* Portfolio Composition

25 Loan Acquisition Date Loan Type Principal Balance Fair Value LTV Interest Rate Maturity Date Extension Option Collateral Geographical Location CRE 1(1) June 2018 Interest-Only First Mortgage $ 30,000 $ 30,000 65% 1-Month LIBOR plus 4.5% 6/9/2021 None Hotel West CRE 2 June 2019 Principal & Interest First Mortgage 46,937 46,937 75% 1-Month LIBOR plus 4.75% 1/11/2022 Two One-Year Extensions Nursing Facilities Southeast CRE 3(2) August 2019 Interest-Only Mezzanine loan 90,000 32,711 58% 1-Month LIBOR plus 9.25% 6/29/2021 Two-Year First Extension and One- Year Second Extension Entertainment and Retail Northeast CRE 4 September 2019 Interest-Only First Mortgage 40,000 39,950 63% 1-Month LIBOR plus 3.02% 8/6/2021 Two One-Year Extensions Retail Northeast CRE 5 December 2019 Interest-Only First Mortgage 24,535 24,259 62% 1-Month LIBOR plus 3.75% 11/6/2021 Three One-Year Extensions Hotel Northeast CRE 6 December 2019 Interest-Only First Mortgage 13,207 13,058 62% 1-Month LIBOR plus 3.75% 11/6/2021 Three One-Year Extensions Hotel West CRE 7 December 2019 Interest-Only First Mortgage 7,259 7,177 62% 1-Month LIBOR plus 3.75% 11/6/2021 Three One-Year Extensions Hotel Midwest and Southeast CRE8 December 2019 Interest-Only First Mortgage 4,454 4,450 79% 1-Month LIBOR plus 4.85% 12/6/2022 None Assisted Living Southeast SBC 1 July 2018 Interest-Only First Mortgage 45,188 45,188 74% 1-Month LIBOR plus 4.25% 8/1/2021 One-Year Extension Nursing Facilities Midwest SBC 2 January 2019 Interest-Only First Mortgage 9,200 9,200 84% 1-Month LIBOR plus 4.0% 12/1/2021 One-Year Extension Apartment Complex Midwest SBC 3 January 2019 Interest-Only First Mortgage 14,362 14,273 49% 1-Month LIBOR plus 4.1% 7/1/2021 None Nursing Facilities Northeast $ 325,142 $ 267,203 (1) In October 2020, the Company commenced foreclosure proceedings for its delinquent commercial loan with an outstanding principal balance of $30.0 million, secured by a hotel. However, on February 24, 2021, the borrower filed for bankruptcy protection halting the foreclosure process. While the borrower has been seeking to sell the property backing the loan, no sales agreement has been executed, and there are still uncertainties surrounding the pace and ultimate execution of the property sale. However, the Company believes there is a reasonable likelihood that the outstanding principal balance of $30.0 million will be recovered, although there is no assurance of full recovery (2) The CRE 3 mezzanine loan became non-performing in May 2021 upon depletion of the interest reserve in May 2021. During the second quarter the fair value of the loan declined significantly to reflect the new facts and circumstances that unfolded in the quarter. The Company is currently in discussions with the borrower and certain other lenders regarding alternatives to address the situation which might include modifications of loan terms, deferral of payments and the funding of new advances. There are no assurances that a resolution will be reached with the borrower or with other lenders more senior to the Company and as such there may be a further decline in the fair value of this loan. Refer to Note 6 in the Company's Form 10-Q for details. Commercial Loans as of June 30, 2021 ($ in thousands)

Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com Contact Information